Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                              ADD-ON EXCHANGE, INC.
                            CONVERTIBLE SECURED NOTE
                                     ------

PRINCIPAL AMOUNT:                            INTEREST RATE:  5%
UP TO $300,000.00
                                             CONVERTIBLE INTO THE MAKER'S COMMON
DUE DATE: OCTOBER 31, 2013                   STOCK AT A COMPANY VALUATION OF
                                             $2,000,000

FOR VALUE RECEIVED, the undersigned, Add-on Exchange, Inc. ("Add-on Exchange") a Delaware corporation, the "Maker," hereby promises to pay to the order of GoIP Global, Inc., the "Payee" or the "Holder", the principal sum of all amounts advanced to the Maker by the Payee, plus interest at the rate specified below.

The Payee has agreed to advance to the Maker a minimum of Fifteen Thousand Dollars ($15,000) during each calendar month for a period of twelve months from the date hereof, and all such advances are secured by this Convertible Note which is convertible into the Maker's Common Stock at a company valuation for the Maker of Two Million Dollars ($2,000,000), and all such advanced are secured by the assets of the Maker as provided herein and in accompanying documentation.

The unpaid principal balance outstanding from time to time shall bear interest prior to maturity at an annual rate of interest equal to 5% and all interest accrued on the outstanding principal balance of this Convertible Note shall be due and payable as provided below.

The Maker hereby agrees to pay the entire amount due hereunder, including principal and interest, on or before October 31, 2013 ("Maturity Date"), on which date all unpaid principal and interest due hereunder shall be paid in full. All payments shall be applied first to interest on the unpaid balance and the remainder to principal.

Interest hereon shall be calculated on the basis of a 360-day year prior to the actual number of days elapsed until all accrued and unpaid interest is paid in full. All payments of principal and interest hereunder shall be payable in lawful currency of the United States.

If payment in full of the principal balance and accrued interest is not actually received by the Payee on or before the Maturity Date, the Maker agrees to pay Payee a late charge equal to the above specified interest rate plus two percent (2%) per annum on that delinquent amount until paid. All interest due and payable hereunder which is not paid when due for any reason shall be cumulated and accrue interest at the rate hereunder.

This Convertible Note is given in consideration of a loan by Payee to Maker in the principal amount of the Convertible Note.

The holder of this Convertible Note and all successors thereof shall have all the rights of a holder in due course as provided by the laws of the state of New York.

Maker hereby waives demand, presentment, protest, notice or protest and/or dishonor and all other notices or requirements that might otherwise be required by law. The Maker promises to pay on demand all costs of collection, including reasonable attorney's fees and court costs, paid or incurred by Payee in enforcing this Convertible Note upon an Event of Default (as that term is defined below) hereunder.

The occurrence of any of the following shall constitute an "Event of Default" under this Convertible Note:

     a. The failure of the Maker to make any payment when due under this Convertible Note;

     b. The institution of legal proceedings by or against the Maker under any state insolvency laws, federal bankruptcy law, or similar debtor relief laws then in effect.

     c. A breach of any of the terms of this Note or the Subscription Agreement between the parties of even date.

Upon an Event of Default, Payee may, at Payee's option, without notice, declare all principal and interest due under this Convertible Note to be due and payable immediately, and may exercise his conversion options. Payee may waive any Event of Default before or after it occurs and may restore this Convertible Note in full effect without impairing the right to declare it due for a subsequent default.

SECURITY

This Note shall be secured by a blanket lien on all of the assets of the Maker. The Maker shall file and cause any subsidiaries to file a UCC-1 recording the lien of the Payee on the assets of the Maker and any subsidiary and take all other steps necessary and appropriate to record the Payee's and security interest in the appropriate records. Maker shall immediately provide Payee with a copy of such filings. Failure to so file such recordings shall be an additional event of default.

CONVERSION INTO COMMON STOCK

At any time prior to the Maturity Date, subject to Add-on Board approval, Payee shall have the option to convert the unpaid principal balance of this Convertible Note, or any portion thereof, together with all accrued interest, into that number of shares of the Common Stock (the "Shares") of the Maker equal to the unpaid principal balance of the Convertible Note, or portion thereof converted, divided by a price per share determined by dividing Two Million Dollars ($2,000,000) by the number of shares outstanding on the date of conversion immediately before the event of conversion (the "Conversion Rate").

Adjustments to Conversion Rate The Conversion Rate is subject to adjustment from time to time in the event of (i) the issuance of Common Stock as a dividend or distribution on any class of the Company's capital stock; (ii) the combination, subdivision or reclassification of the Common Stock; (iii) the distribution to all holders of Common Stock of cash dividends or distributions; (iv) the split or reverse split of the Company's Common stock; and/or (v) the sale of Common Stock at a price, or the issuance of options, warrants or convertible securities with an exercise or conversion price per share, less than the lower of the then current Conversion Rate equivalent price or the then current market price of the Common Stock (except upon exercise of options outstanding on the date of this certificate or options thereafter granted to employees, officers, directors, stockholders or consultants pursuant to existing stock plans). No adjustment in the Conversion Rate will be required until cumulative adjustments require an adjustment of at least 5% in the Conversion Rate. No fractional shares will be issued upon conversion, but any fractions will be adjusted in cash on the basis of the then current market price of the Common Stock.

Exercise In order to exercise this conversion right, the Payee shall surrender this Convertible Note to the Maker, accompanied by written notice of his intention to exercise this conversion right, which notice shall set forth the principal amount of this Convertible Note to be converted ("Notice of Conversion"). Within ten (10) business days of Maker's receipt of the Notice of Conversion and this Convertible Note, the Maker shall deliver or cause to be delivered to the Payee, written confirmation that the Common Stock has been issued in the name of the Payee.

MECHANICS OF EXERCISE.

Exercise of the purchase rights represented by this Convertible Note may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Due Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company). Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Convertible Note to the Company until the Holder has converted all of the Note available by conversion hereunder and the Note has been exercised in full, in which case, the Holder shall surrender this Note to the Company for cancellation within three Trading Days of the date the final Notice of Exercise is delivered to the Company. The Holder and the Company shall maintain records showing the number of shares of Common Stock received on conversion and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within ten Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

Delivery of Certificates Upon Exercise. Certificates for Common Stock shares to be received hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise after delivery to the Company of the Notice of Exercise Form, surrender of this Convertible Note (if required). This Convertible Note shall be deemed to have been exercised on the date the Notice of Exercise is received by the Company. The shares of Common Stock shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Convertible Note has been exercised by Notice of Exercise.

Delivery of New Convertible Note Upon Exercise. If this Convertible Note shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Convertible Note certificate, at the time of delivery of the certificate or certificates representing Common Shares, deliver to Holder a new Convertible Note evidencing the rights of Holder to purchase the unconverted shares of Common Stock called for by this Convertible Note, which new Convertible Note shall in all other respects be identical with this Convertible Note.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Convertible Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the conversion price or round up to the next whole share.

Charges, Taxes and Expenses. Issuance of certificates for Common Stock shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Common Stock are to be issued in a name other than the name of the Holder, this Convertible Note when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

CERTAIN ADJUSTMENTS.

Stock Dividends and Splits.  If the Company,  at any time while this Convertible
Note is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of any Common Stock or any other equity or equity equivalent securities payable in shares of any Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Convertible Note), (B) subdivides outstanding shares of any Common Stock into a larger number of shares, (C) combines
(including by way of reverse stock split) any shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares any Common Stock or any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Convertible Note shall be proportionately adjusted such that the aggregate Exercise Price of this Convertible Note shall remain unchanged. Any adjustment made pursuant to this
Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

TRANSFER OF CONVERTIBLE NOTE.

Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(d) hereof, this Convertible Note and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Convertible Note at the principal office of the Company or its designated agent, together with a written assignment of this Convertible Note substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Convertible Note or Convertible Notes in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Convertible Note evidencing the portion of this Convertible Note not so assigned, and this Convertible Note shall promptly be canceled. A Convertible Note, if properly assigned, may be exercised by a new holder for the purchase of Common Stock without having a new Convertible Note issued.

New Convertible Notes. This Convertible Note may be divided or combined with other Convertible Notes upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Convertible Notes are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Convertible Note or Convertible Notes in exchange for the Convertible Note or Convertible Notes to be divided or combined in accordance with such notice. All Convertible Notes issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Convertible Note except as to the number of Convertible Note Shares, said Convertible Note Shares being that Common Stock that may be issued upon conversion of this Convertible Note, issuable pursuant thereto.

Convertible Note Register. The Company shall register this Convertible Note, upon records to be maintained by the Company for that purpose (the "Convertible Note Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Convertible Note as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Transfer Restrictions. If, at the time of the surrender of this Convertible Note in connection with any transfer of this Convertible Note, the transfer of this Convertible Note shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Convertible Note, as the case may be, comply with the provisions of the securities laws and regulations.

MISCELLANEOUS.

No Rights as Shareholder Until Exercise. This Convertible Note does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

Loss, Theft, Destruction or Mutilation of Convertible Note. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Convertible Note or any stock certificate relating to the Convertible Note Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Convertible Note, shall not include the posting of any bond), and upon surrender and cancellation of such Convertible Note or stock certificate, if mutilated, the Company will make and deliver a new Convertible Note or stock certificate of like tenor and dated as of such cancellation, in lieu of such Convertible Note or stock certificate.

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

AUTHORIZED SHARES.

The Company covenants that during the period the Convertible Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Convertible Note Shares upon the exercise of any purchase rights under this Convertible Note. The Company further covenants that its issuance of this Convertible Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Convertible Note Shares upon the exercise of the conversion rights under this Convertible Note. The Company will take all such reasonable action as may be necessary to assure that such Convertible Note Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Convertible Note Shares which may be issued upon the exercise of the purchase rights represented by this Convertible Note will, upon exercise of the conversion rights represented by this Convertible Note, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Convertible Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Convertible Note against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Convertible Note Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Convertible Note Shares upon the exercise of this Convertible Note, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Convertible Note.

Before taking any action that would result in an adjustment in the number of Convertible Note Shares for which this Convertible Note is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Convertible Note shall be determined in accordance with the provisions of this Note in and under the laws of the State of New York.

Restrictions. The Holder acknowledges that the Convertible Note Shares acquired upon the exercise of this Convertible Note, if not registered, may have restrictions upon resale imposed by state and federal securities laws.

Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Convertible Note, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered by certified mail.

Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Convertible Note to purchase Convertible Note Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Convertible Note. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Convertible Note and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

Successors and Assigns. Subject to applicable securities laws, this Convertible Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Convertible Note are intended to be for the benefit of all Holders from time to time of this Convertible Note and shall be enforceable by the Holder or holder of Convertible Note Shares.

Amendment. This Convertible Note may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

Severability. Wherever possible, each provision of this Convertible Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Convertible Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Convertible Note.

Headings. The headings used in this Convertible Note are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Convertible Note.

     IN WITNESS WHEREOF, the Company has caused this Convertible Note to be executed by its officer thereunto duly authorized as of the date first above indicated.

     MAKER:

     Add-On Exchange, Inc.

     Date: October 17, 2010

     Signature: /s/ John Rafuse
               ------------------------------
               John Rafuse, CEO

     PAYEE:

     GoIP Global, Inc.

     Date: October 17, 2010

     Signature: /s/ Isaac Sutton
               ------------------------------
               Isaac H. Sutton, CEO

                               NOTICE OF EXERCISE

TO: Add-On Exchange, Inc.

(1) The undersigned hereby elects to convert into Common Stock of the Company pursuant to the terms of the attached Convertible Note (only if exercised in full), and tenders herewith said Convertible Note, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Common Stock shares in the name of the undersigned or in such other name as is specified below:

The Common Stock shares shall be delivered by physical delivery of a certificate to:


--------------------------------
[SIGNATURE OF HOLDER]

Name of Investing
Entity:
       -------------------------------------------------------------------------

SIGNATURE OF AUTHORIZED SIGNATORY OF
INVESTING ENTITY:
                 ---------------------------------------------------------------

Name of Authorized
Signatory:
          ----------------------------------------------------------------------

Title of Authorized
Signatory:
          ----------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

                                 ASSIGNMENT FORM

(To  assign  the  foregoing   Note,   execute  this  form  and  supply  required
information. Do not use this form to convert the Note.)

FOR VALUE RECEIVED,  [         ] all of or [         ] amount of the foregoing
Convertible Note and all rights evidenced thereby are hereby assigned to whose address is
------------------------------------------------------


-------------------------------------------------------------------------

-------------------------------------------------------------------------

                                             Dated:             ,
                                                   ------------ ----------

                           Holder's
                           Signature:
                                              ----------------------------------

                           Holder's Address:
                                              ----------------------------------

                                              ----------------------------------

Signature
Guaranteed:
           ---------------------------------------------------------------------